UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2005

Sypris Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24020	61-1321992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Bullitt Lane, Suite 450
Louisville, Kentucky		40222
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (502) 329-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

Effective as of December 31, 2005, the Company acted to vest all “underwater” stock options with exercise prices equal to or greater  than $9.98 per share, held by executive officers and other employees in order to reduce compensation expenses in future years by amounts which are immaterial. An amendment to each affected stock option award agreement substantially in the form of Exhibit 10.1 to this Form 8-K will be executed, effective as of December 31, 2005, including the affected agreements of officers.

Item 9.01.  Financial Statements and Exhibits

(d)  The following exhibit is furnished as a part of this report.

    10.01    Form of Amendment to Stock Option Agreements to Accelerate Vesting Periods for Certain Underwater Options

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 6, 2006	Sypris Solutions, Inc.

	By:	/s/ John R. McGeeney
JJohn R. McGeeney
General Counsel and Secretary

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INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Form of Amendment to Stock Option Agreements to Accelerate Vesting Periods for Certain Underwater Options.